UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 14, 2014

LINEAR TECHNOLOGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-14864	94-2778785
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1630 McCarthy Boulevard
Milpitas, California 95035
(Address of principal executive offices, including zip code)

(408) 432-1900
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 14, 2014, Linear Technology Corporation issued a press release titled “Linear Technology reports year over year quarterly increases in revenues and net income, but sequential quarterly declines. The Company increases the quarterly dividend."  The text of the Company’s press release is attached hereto as Exhibit 99.1.

 ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)Exhibits.

Exhibit Number	Description

99.1	On January 14, 2014, Linear Technology reports year over year quarterly increases in revenues and net income, but sequential quarterly declines. The Company increases the quarterly dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINEAR TECHNOLOGY CORPORATION
(Registrant)

Date:	January 14, 2014
		By:	/s/ Paul Coghlan
Paul Coghlan
Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1
Text of press release, dated January 14, 2014 titled "Linear Technology reports year over year quarterly increases in revenues and net income, but sequential quarterly declines. The Company increases the quarterly dividend."